Assembly Select Committee on the California Horse Racing Industry

Assemblyman Jerome Horton, Chair

Hollywood Park Racetrack

November 21, 2003

“Review of Advance Deposit Wagering (ADW) Operations in California.”

Youbet Company Overview

• Youbet is an online, live, horse racing entertainment and wagering company

• Focuses on the US horse racing market through its main product, Youbet Express

• Provides online wagering, simulcast A/V and real time information

• Provides customers with the ability to interact in real-time with wagering and A/V broadcasts via Internet

• Offers a comprehensive database of handicapping information and, in 39 states, wagering on US, Canadian, Australian and South African horse races

Who Is Youbet?

- Public since 1995 (NASDAQ Ticker symbol: UBET)
- Processed >$600 million since first wager in 1997
- Largest broadcaster of live A/V on the Internet
- The largest U.S. legal online wagering company
- Marketing and wagering partner to over 100 tracks; including Churchill, Magna and NYRA properties, plus harness and Quarter Horse tracks
    - September 2003: 50 millionth wager placed since 1997
    - Handle increased from $95m in 2001, to $163m in 2002, to $207 million ending September 2003
    - Record handle on Breeders' Cup = 56% increase compared to 2002

Current Offerings



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Race 4 $2 Exacta Probables
Pool Total $51,265
As of 6:05:31 PM
WIN ODDS Final
Pool Total $35,288
Late Changes brought to you by
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Race 4 Late Changes
As of 6:05:45 PM
Main: FAST
Turf:
#2 - Overweight, +1 lb [3:58]
#5 - Overweight, +2
ADV. PROGRAM
BASIC PROGRAM
PRODUCTS
PRINT
Est. Post: April 25, 2003 6:05 PM
$1 EXA TRI SPR PK3 $2 QUI
Purse $5,750 - 5 Furlongs
Condensed Conditions
FOR FILLIES AND MARES THREE YEARS OLD AND UPWARD
RACES. Three Year Olds, 115 lbs.; Older, 122 lbs. Non-winn
1 SHIPPING DIXIE
Dk B.f.4 (KY) Quiet American - Deuces Deuces
Beth Clavelle
Glenn Touc
2 WICKED FALENA
Ch.m.5 (LA) Fraser River - Silver Tip
Mickey Delahoussaye
Mickey Delahouss
3 LIGHTNING FOX
Dk B.f.4 (FL) Foxhound - Heather's Turn
Otis Rodney Vickers
Francis Melancon,
4 GOLDIE'S CLAIM
B.m.5 (MD) Western Miner - More Golden Times
Heather Stemmans
Don Stemmans
5 GIGAHERTZ
B.f.3 (CA) Society Road - Misski
Anita Junker
Milton H. Junker,
6 KISSES
OAKLAWN
2/13/02

Youbet.com is a horse wagering site designed by horse racing professionals

Product Differentiation

Youbet.com is considered the premier online wagering site by racing enthusiasts because of our fully integrated customized services

	Youbet.com	ExpressBet	TVG
License to Transmit All Tracks	X		
Live High-Speed Streaming A/V for All Tracks	X		
Track Controller	X		
Express Deposit	X	X	
Express Withdrawal	X		
Players Trust™	X		
Personalized Messaging	X		
Live Continuous Update on Race Changes	X		
Programs & Information Products	X		X
Fees	Subscription		Per Bet
Number of States Operated In	39	39	13

youbet.com™

Players Trust™

- Youbet has established a trust fund with sufficient moneys to secure all of the deposits and winnings of our customers.
- These funds and the control of trust fund is now the responsibility of a third party trustee, Comerica Bank.
- It is a first in the ADW industry
- This is a free and currently exclusive feature for Youbet customers
- It is an innovative application of a time tested financial vehicle
- This provides the greatest security for customer funds in the gaming industry
- The Players Trust™ has been approved by state regulators


Deposits
Players Trust™ Settlement
Customer's Bank or Credit Card Account
Customer Funds Clearing Account
Comerica Players Trust™
Withdrawals

ADW Growth

Youbet.com vs. TVG Handle Comparison



$80
$70
$60
$50
$40
$30
$20
$10
$0
Millions ($)
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2001
2002
2003
TVG
Youbet

Key Areas of Analysis

Our analysis was focused around six major topics

Top Line Analysis

- Wager Profitability Analysis
- Customer Segmentation
- Pricing Strategy
- Customer Acquisition/ Retention

Website Analysis

Bottom Line Analysis

Growth Initiatives

Youbet has focused on several key initiatives to drive top line and bottom line growth

Pricing	Implemented subscription fee pricing model to minimize costs associated with low revenue customers and increase revenue stream
Wager Migration	Migrated wagers to higher yielding tracks through contests, promotions, and web design to increase revenue yields
Deals/ Negotiations	Renegotiated contracts and terms with tracks and states to generate higher revenues
Costs	Reduced expenses through downsizing, renegotiation of communications contracts, and streamlined account funding processes

Financials Handle Analysis



2001-2003
Handle
$27.6
$28.4
$18.8
$19.8
$27.1
$39.6
$46.3
$50.0
$61.0
$73.3
$72.5
Millions ($)
5
4
3
2
1
0
-1
-2
-3
-4
-5
-6
1.7
1.7
1.1
1.4
1.8
2.4
2.7
3.3
3.8
4.7
4.8
0.3
0.5
0.6
0.7
-2.0
-2.7
-3.0
-4.1
-1.4
-1.0
-0.7
-3.7
-4.4
-4.1
-5.5
-3.2
-3.4
-3.4
-3.0
-3.3
-3.9
-4.0
Q1
Q2
Q3
Q4
2001
Q1
Q2
Q3
Q4
2002
Q1
Q2
Q3
2003
Net Revenues
Operating Expenses
EBITDA

Los Alamitos Promotion


2002 Los Alamitos Wager Promotion
% increase from previous week
70%
60%
50%
40%
30%
20%
10%
0%
9/8/02
9/15/02
9/22/02
9/29/02
10/6/02
10/13/02
10/20/02
10/27/02
11/3/02
11/10/02
Los Alamitos

Channel Play

The bulk of handle growth will come through phone and online channels



Horse Racing Industry Handle by Channel
Handle, $Bn
20
15
10
5
0
13.9
14.1
13.7
14.1
14.6
14.9
15.2
15.6
15.9
16.2
16.5
16.8
17.1
17.3
17.4
17.5
17.5
17.5
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02E
'03E
'04E
'05E
'06E
'07E
'08E
Projected CAGR, '02-'08
Online ADW
+17%
OTB
-1%
Inter-track
-1%
Live
0%

How can the industry maximize the opportunity of this new channel?

Note: 2002-2007 projected handle for OTB, inter-track, and live based on historic growth trends; 2002-2007 ADW handle growth projections based on Pearl-Reed penetration model

Source: Association of Racing Commissioners International, Monitor analysis